UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)    March 6, 2007

Crusade Management Limited
Crusade Global Trust No. 1 of 2007

(Exact Name of Registrant as Specified in its Charter)

Australia

(State or Other Jurisdiction of Incorporation)

333-128920 333-128920-02	Not Applicable

(Commission File Numbers)	(Registrant’s I.R.S. Employer Identification Nos.)

Level 4, 4-16 Montgomery Street Kogarah, NSW 2217 Australia	Not Applicable

(Address of Principal Executive Offices)	(Zip Code)

(011) 612-9952-1315

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

The consolidated financial statements of PMI Mortgage Insurance Ltd and subsidiaries at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, which are included in the Form 10-K filed by The PMI Group, Inc. with the Securities and Exchange Commission on March 1, 2007, are incorporated by reference in this Form 8-K and in the supplement to the preliminary prospectus supplement (the “Prospectus Supplement”) relating to the Crusade Global Trust No. 1 of 2007.

In connection with the issuance of the notes, the Registrant is filing herewith the consent of Ernst & Young LLP (“Ernst & Young”) to the use of their name and the incorporation by reference of their report dated February 26, 2007, with respect to the consolidated financial statements of PMI Mortgage Insurance Ltd included as Exhibit 99.1 in The PMI Group, Inc.’s Annual Report (Form 10-K) for the year ended December 31, 2006, in the Registration Statement of the Registrant (Registration No. 333-128920) and in the Prospectus Supplement referred to above related to the issuance of the notes. The consent of Ernst & Young is attached hereto as Exhibit 23.1.

Item 9.01.

Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

Exhibit No.

Description

23.1

Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 6, 2007	CRUSADE MANAGEMENT LIMITED

	By:	/s/ Robert Paul Rogerson
Name: Robert Paul Rogerson Title: Attorney

EXHIBIT INDEX

Exhibit No: 23.1	Description: Consent of Independent Registered Public Accounting Firm